Seitel
Howard Weil Conference March 2006

Forward-Looking Information

Cautionary Statements Concerning Forward-Looking Information

This material contains certain forward-looking statements, which are subject to many factors that could cause actual results to differ materially from our expectations reflected in the forward-looking statements.  These factors are described in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K.  Except as required by law, we undertake no obligation to publicly update or revise such forward-looking statements.

This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.  To comply with these rules, we have provided a reconciliation of such non-GAAP financial measures on our website under Investor Relations, where a copy of this presentation including the reconciliations has been posted.

Executive Summary

Seitel's library value and data licensing revenue have grown continuously since 1982 providing strong cash generation and high return on investment

  Seitel owns the largest commercial land seismic library in North America

    Seismic data is critical to the exploration programs of our customers

  The seismic industry has started to benefit from strong commodity prices, which have encouraged oil & gas companies to ramp up exploration efforts

  The company's financial results are rapidly moving in the right direction in line with the industry environment

    Cash flow highly levered to growth in data licensing due to low variable costs

  Market capitalization has grown from $127.9 million at its lowest on October 28, 2004 to $466.2 million on March 9, 2006

Company Overview

Company Overview

Seitel's large seismic information database ranks the company as one of the top providers of seismic IP to the oil & gas industry in North America

  Owns the largest 3D and 2D onshore seismic data library in North America

  Seitel's business model is based on:

  expanding its library of seismic data, while exceeding target of 40% annualized ROI direct investment in data and not on equipment and crews

  onshore focus for new investment

  multiple license sales over long time horizon

  using its data management and marketing expertise to access customer databases augmenting value of the data by applying the latest developments in seismic technology

Main Areas of Focus

Business Model

Add seismic data to the library cost effectively and generate high returns on investment through multiple licensing sales over a long number of years

  Continuous expansion of the seismic data library with a target of at least 40% annualized return on investment during the initial two years

  Shoot the right seismic surveys, on time and under budget

  Purchase existing databases

  Trade library data licenses for ownership of data

  Multiple data licensing sales

  High quality data with large number of potential clients

  Dynamic environment for land leases and mineral rights

  Expert and motivated workforce

  Survey expertise

  Marketing and sales experience

  Data management leadership

Land Database Unique Strategy

  Easier basins for smaller E&P companies to penetrate result in a more dynamic environment with more data licensing opportunities wider customer base

    M&A and new company creation

    turnover of mineral rights

  Replication unlikely

    economically unattractive: utilization of idle crew capacity less of a factor on land than in marine environment in the US, very long lead time to plan and execute onshore seismic data acquisition due to regulatory, environmental and political reasons

  Unique asset

    very little overlap in onshore data

Multiple Sales of Seismic Data

Data retains its value over time, as there is no limit to the number of times or clients to whom Seitel can license data

Diversified Customer Base

Over 1,600 customers, ranging from independent oil and gas companies and private prospecting individuals to several of the largest companies in the oil and gas industry

2004	Percent of Total Revenue (%)	2005	Percent of Total Revenue (%)
Encana		Devon Energy
Manti Resources		Samson Investment Co.
Esenjay		Petrohawk Energy
Smith Production		ProEx Energy
Progress		Whittier Energy
Kerr McGee		Esenjay
Burlington		Thunder Energy Trust
Centurion Exploration		Woodside Energy
Goodrich		Dominion
Samuel Gary		BP
Subtotal	29.8	Subtotal	28.5

North American E&P Spending

Source: Lehman Brothers Original E&P Spending Survey

         2005 (1) Survey done in December 2004

         2005 (2) Survey done in December 2005

Overview of 3D Data Library

  Starting in 1993 Seitel's 3D data library has grown at a fast pace to become one of the most comprehensive libraries of North American seismic data.

3D Data Library

As of December 31, 2005
	Square Miles	% of Subtotal	NBV ($000)	% of Subtotal
Gulf Coast Texas	6,497	42%	27,211	41%
S. Louisiana/Mississippi	5,907	38%	27,941	42%
Rocky Mountains	1,219	8%	6,121	10%
Other US	1,773	12%	4,799	7%
Total US Onshore	15,396	100%	66,072	100%

Canada	9,836	100%	42,890	100%

Conventional	9,096	90%	2,668	100%
Multi-component	996	10%	12	-
Total US Offshore	10,092	100%	2,680	100%
TOTAL 3D LIBRARY	35,324	100%	111,642	100%

Cumulative Growth of 3D Data Library

Note:  Reconciliation on non-GAAP measures to GAAP is included at the end of this presentation.

Key Competitors

  Strong position in key E&P basins provides comparative advantage

  Presence in all key North American onshore areas of interest

Ranking by Estimated Size of Database
Principal Onshore Regions with 3D	First	Second	Third
Gulf Coast Texas	Western Geco	Seitel	Veritas
S. Louisiana / Mississippi	Western Geco	Seitel	Seismic Exchange
N. Louisiana	Seitel	-----	-----
Rockies	Veritas	Seitel	Western Geco
Onshore Canada	Seitel	Veritas	Pulse

Note:  Company estimates based on internal information and competitors' data from publicly available sources.

Strong Presence in Active Basins

  Traditional strong position in Louisiana onshore with unmatched coverage in the growing Northern Louisiana area

  Broad based presence in Texas and the Rockies

  Our expansion into Canada has resulted in the largest commercially available library in the Canadian market, both in size and in coverage of all areas of development and exploration

  Extensive offshore data ownership in the Western Gulf of Mexico

Longevity of Seismic Data Revenue Generation

- Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

- Small vintages smoothed over 2 year period

  Return on initial investment is related to the age of the survey as well as the industry cycle

  First year after investment has historically yielded an average return of 40% or more versus initial investment, followed by a gradual decline period which flattens out after 10 years

  Some of the variation in return is explained by industry cycles, which affect pricing and volume

  The last three data points have improved as our older vintages have benefited from the current environment

2005 Resales by Data Vintage - Onshore 3D

Note:

-      Investment net of client underwriting

-      Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

-      Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Effectiveness of Cumulative Investment

  Seitel's data resales have grown steadily through the energy cycles

  Since 2002 data resales increasing faster than investment as ROI focus has increased

Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

Note:  Reconciliation on non-GAAP measures to GAAP is included at the end of this presentation.

3D Onshore Library Activity

3D Onshore Library Activity (as of 12-31-05)

Canada Sq Miles
Inventory @ 12/31/05 9,836
Added in 2005 1,013
Work in Progress 52
Rocky Mountains Sq.
Miles
Inventory @ 12/31/05 1,219
Added in 2005 270
Work in Progress 128
No. Louisiana Sq. Miles
Inventory @ 12/31/05 399
Added in 2005 0
Work in Progress 0
Texas Gulf Coast Sq. Miles
Inventory @ 12/31/05 6,497
Added in 2005 592
Work in Progress 139
So. Louisiana & Miss Sq. Miles
Inventory @ 12/31/05 5,907
Added in 2005 238
Work in Progress 314

3-9-06

Financial Overview

Growth in Total Resale Licensing Revenue

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Cash Resales and Cash Balances

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Quarterly Financial Results

	4Q04	1Q05	2Q05	3Q05	4Q05

Cash resales	28.1	24.2	21.0	20.3	32.0

Non-cash resales	(1.6)	9.6	10.0	(0.6)	3.7
Acquisition revenue	6.2	12.4	3.4	3.6	4.3
Solutions	1.2	1.1	1.6	1.2	1.3
Total revenue	33.9	47.3	36.0	24.6	41.4

D&A	29.0	33.3	23.7	19.4	22.0
Operating expenses	6.9	8.0	7.4	7.7	11.9
Operating income (loss)	(2.0)	6.0	4.9	(2.6)	7.4

Interest expense, net	(6.0)	(6.0)	(6.0)	(5.6)	(5.7)
Other	1.3	(0.2)	(0.6)	2.0	(0.1)

Income (loss) before tax	(6.7)	(0.2)	(1.7)	(6.2)	1.6

Provision (benefit) for taxes	1.1	-	1.0	3.9	(0.2)
Income (loss)	(5.7)	(0.2)	(0.7)	(2.3)	1.4

Cash margin	22.4	17.6	15.6	14.5	24.5
EBITDA	28.3	39.1	28.0	18.8	29.3

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Cash Margin and Cash Balances

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Additional Financial Details

Phases of Revenue Generation

2005 Revenue by Source

  US 3D onshore and Canada provided 90% of 2005 seismic revenue and are growing at a rapid pace

  Solutions revenue which includes data management is 4% of total revenue and provides a significant growth opportunity

  2D and 3D offshore continue to contribute to seismic revenue

Conservative Accounting for Data Library

Conservative accounting policy for data implemented in 2004

  Straight-line amortization of 4 years maximum as compared to 7 years before latest change

  Slightly more than one year of resale revenue in library net book value

  Significant portion of our revenue comes from fully amortized data

2005 Capital Investment

  As compared to prior years, investment in 2005 had a higher proportion of cash purchases for existing data than of data acquired from new surveys

  Client underwriting % refers to the proportion of costs for new surveys paid by clients

  For purchases of existing data, Seitel pays 100%

Seitel Consolidated - 2006 Plan Overview

	2004	2005	2006
Capital Investment
Gross (incl trades)	64.3	55.2	93.0
Net Cash (less trades, underwriting)	18.2	22.8	34.2
Client Underwriting %	73%	72%	70%

Data Library
Gross Book Value	932	991	1,082
Net Book Value	151	112	114
3D Land Sq Miles	23,097	25,232	27,504
3D Land Sq Miles Growth %	11%	9%	9%

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Capital Expenditures

$ millions	2003	2004	2005	2006
New Data Surveys	43.6	50.7	33.0	65.3
Data Trades/ Purchases	17.6	13.6	22.3	27.7
Total Capital Investment	61.2	64.3	55.3	93.0
- less non-monetary exchanges	(13.0)	(10.8)	(11.1)	(18.7)
- less client cash underwriting	(35.6)	(35.3)	(21.4)	(40.1)
Net Operating Cash Used	12.6	18.2	22.8	34.2
Underwriting %	75%	73%	72%	70%
Acquisition Revenue	36.2	37.2	23.8	46.6

Data Library Net Book Value

Seismic Data Library	2001	2002	2003	2004	2005
($ Millions)
3D Gulf Coast Texas		82.2	75.6	49.7	27.2
3D So Louisiana		116.4	94.0	39.2	27.9
3D Rocky Mountains		5.2	5.9	4.4	6.1
3D No Louisiana		3.9	2.2	3.0	2.0
Other US Onshore		6.6	3.2	2.6	3.1
Total US Onshore	308.9	214.3	180.9	98.9	66.3
Total US Offshore	88.0	24.5	8.3	3.7	2.7
Total Canada	58.9	45.6	58.3	48.6	42.9
Total Data Library	455.8	284.4	247.5	151.2	111.9

3D Onshore Miles	16,385	19,057	20,834	23,097	25,232
Growth	72%	16%	9%	11%	9%
Average Age			3.2	3.8	4.3

Cash Resales	72.0	66.2	79.8	80.4	97.5
Growth		-8%	21%	1%	21%

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Summary of Historical Cash Margin

	2002	2003	2004	2005
($ Millions)
Prefunding Acquisition	23.5	36.2	37.2	23.8
Cash Resales (a)	66.2	79.8	80.4	97.5
Non Cash Trades/Recognition	57.2	10.8	15.3	22.7
Solutions (a)	2.9	4.7	4.8	5.2
Total Revenue	149.8	131.5	137.7	149.2
Cash Operating expenses (b)	(44.2)	(36.6)	(30.5)	(30.4)
EBITDA	105.6	94.9	107.2	118.8
Cash Margin (a-b)	24.9	47.9	54.7	72.3
Interest Expense ( c )	(20.9)	(20.0)	(24.4)	(23.2)
Cash Margin after Interest (a-b-c)	4.0	27.9	30.3	49.1

Note:  Reconciliation of non-GAAP measures to GAAP is included at the end of this presentation.

Consolidated Balance Sheet

(in thousands)	12/31/2001	12/31/2002	12/31/2003*	12/31/2003	12/31/2004	12/31/2005
ASSETS

Cash and equivalents	25,223	21,517	44,362	44,362	43,285	78,097
Restricted cash	-	4,469	202	202	162	85
Receivables
Trade, net	56,095	34,536	37,461	37,461	41,164	27,385
Notes and other, net	4,210	14,372	12,047	12,047	2,149	509
Net seismic data library	455,845	284,396	247,541	247,541	151,230	111,946
Net property and equipment	11,927	19,789	15,431	15,431	11,077	9,456
Prepaid expenses, deferred charges and other	11,712	7,074	8,394	8,394	14,159	13,071
Deferred tax asset	-	11,322	-	-	-	5,874
Investment in marketable securities	2,501	5	99	99	33	54
Net assets of discontinued operations	93,956	656	1,552	1,552	223	194

TOTAL ASSETS	661,469	398,136	367,089	367,089	263,482	246,671

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities	45,243	31,391	35,081	17,414	30,472	25,666
Income taxes payable	2,646	916	-	-	-	276
Line of credit	1,319	-	-	-	-	-
Financial guaranty	-	554	-	-	-	-
Notes payable	9,375	8,622	5,863	5,417	697	378
Obligations under capital leases	2,656	8,439	6,571	6,571	5,294	2,950
Senior notes	255,000	255,000	255,000	-	188,726	185,272
Deferred income tax	351	-	1,953	1,953	606	-
Deferred revenue	97,330	56,084	58,876	58,876	53,488	43,250
Net liabilities of discontinued operations	3,962	94	23	17	28	40
Liabilities subject to compromise	-	-	-	273,119	-	-
TOTAL LIABILITIES	417,882	361,100	363,367	363,367	279,311	257,832

STOCKHOLDERS' EQUITY

Common stock	258	258	258	258	1,514	1,536
Additional paid in capital	166,456	166,630	166,630	166,630	235,081	241,289
Retained earnings	91,624	(121,793)	(159,731)	(159,731)	(254,384)	(256,227)
Treasury stock	(9,072)	(5,373)	(5,373)	(5,373)	-	-
Deferred compensation - restricted stock	-	-	-	-	(1,125)	(2,944)
Notes receivable from employees for stock purchases	(3,776)	(1,178)	(124)	(124)	(21)	(1)
Accumulated other comprehensive income	(1,903)	(1,508)	2,062	2,062	3,106	5,186
TOTAL STOCKHOLDERS' EQUITY	243,587	37,036	3,722	3,722	(15,829)	(11,161)

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	661,469	398,136	367,089	367,089	263,482	246,671

*    The balance sheet as of 12/31/03 is not in conformity with GAAP as it does not present "liabilities subject to compromise".

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Net Book Value for US 3D and Canadian 2D and 3D Data to
Total Net Book Value at 12/31/05 (in millions) (page 10):

Total NBV - US 3D and Canadian 2D and 3D	$111.6
Add:
OtherseismicdataNBV(principallyinternationalandUS2D)	0.3
Net seismic data library at 12/31/05, as reported	$111.9

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Data Library Capital Investment for US 3D and Canadian 2D and 3D Data to Total Capital Investment (in millions) (page 10):

	1992
	andPrior	1993	1994	1995	1996	1997	1998
3D Data Library Capital Investment (1)	$ -	$3.9	$72.2	$28.4	$53.7	$46.9	$128.7
Add:
Other Seismic Data (principally international,US2D and foreign currency changes)	124.4	3.5	(10.2)	10.6	(1.6)	42.1	10.4
Amounts funded by customers and netted against capital costs	-	-	-	-	-	-	-
Total Capital Investment	$124.4	$7.4	$62.0	$38.9	$52.2	$89.1	$139.1

Cumulative 3D Data Library Capital Investment (1)	$ -	$3.9	$76.1	$104.5	$158.2	$205.1	$333.8
Cumulative Total Capital Investment	$124.4	$131.8	$193.8	$232.7	$284.8	$373.9	$513.0

	1999	2000	2001	2002	2003	2004	2005
3D Data Library Capital Investment (1)	$149.9	$66.4	$173.5	$65.0	$45.1	$80.9	$57.1
Add:
OtherSeismicData(principallyinternational,US2Dandforeigncurrencychanges)	(33.6)	10.9	(20.2)	(7.8)	33.7	(5.9)	9.0
Amounts funded by customers and netted against capital costs	-	(7.6)	(13.1)	(4.3)	-	(1.5)	(6.3)
Total Capital Investment	$116.3	$69.7	$140.2	$52.9	$78.8	$73.5	$59.8

Cumulative 3D Data Library Capital Investment (1)	$483.8	$550.1	$723.6	$788.5	$833.6	$914.5	$971.6
Cumulative Total Capital Investment	$629.4	$699.0	$839.2	$892.1	$971.0	$1,044.5	$1,104.2

(1)   Includes US 3D onshore and offshore data and Canadian 2D and 3D data.  Also includes certain amounts funded by customers and netted against the capital costs as a result of the Company and the customer jointly participating in the acquisition process.

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Net Investment for US 3D Onshore and Canadian 2D and 3D Data to Net Book
Value at 12/31/05 (in millions) (page 14):

Net investment in seismic data - US 3D onshore and Canadian 2D and 3D	$396.4
Add:
Acquisitionrevenue-3Donshore	359.3
Otherseismicdatainvestment(principallyoffshore,US2Dandvalueaddedproducts)	348.6
Less:
Impairmentcharges	(112.9)
Accumulatedamortization	(879.4)
Net seismic data library at 12/31/05, as reported	$111.9

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Resales for US 3D Onshore and Canadian 2D and
3D Data to Total Revenue (in millions) (page 14):

2005
Total resales - US 3D onshore and Canadian 2D and 3D	$100.8
Other revenue components:
Other resale revenue (principally offshore and US 2D)	19.3
Acquisition revenue	23.8
Solutions and other revenue	5.2
Total revenue, as reported	$149.2

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of 3D Onshore Total Resales to Total Revenue (in millions) (pages 15 and 18):

	1993	1994	1995	1996	1997	1998
Total resales - US 3D onshore and Canadian 2D and 3D (1)	$ -	$3.8	$3.6	$5.2	$14.5	$24.6

Other revenue components:
Other resale revenue (principally offshore and US 2D)	22.0	28.7	37.1	36.0	27.2	20.6
Acquisition revenue	14.8	23.1	12.9	23.4	41.5	79.4
Solutions and other revenue	3.3	2.2	2.2	3.1	3.5	1.3
Geophysical services revenue	2.8	11.8	13.9	20.0	15.2	-
Total revenue	$ 42.8	$69.7	$69.6	$87.7	$101.9	$125.9

Cumulative resales - US 3D onshore and Canadian 2D and 3D	$ -	$3.8	$7.4	$12.6	$27.1	$51.6
Cumulative total revenue	$ 42.8	$112.5	$182.2	$269.9	$371.8	$497.7

	2000	2001	2002	2003	2004	2005
Total resales - US 3D onshore and Canadian 2D and 3D (1)	$ 50.1	$69.1	$101.1	$79.2	$83.9	$105.0

Other revenue components:
Other resale revenue (principally offshore and US 2D)	28.5	18.3	22.3	11.4	11.7	15.2
Acquisition revenue	33.5	25.8	23.5	36.2	37.2	23.8
Solutions and other revenue	1.9	2.1	2.8	4.7	4.8	5.2
Geophysical services revenue	-	-	-	-	-	-
Total revenue	$113.9	$115.2	$149.8	$131.5	$137.7	$149.2

Cumulative resales - US 3D onshore and Canadian 2D and 3D	$146.2	$215.3	$316.4	$395.6	$479.6	$584.6
Cumulative total revenue	$721.2	$836.4	$986.2	$1,117.7	$1,255.4	$1,404.6

(1) Includes resale revenue related to value added products.

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of 3D Onshore Total Net Investment to Total Investment (in millions) (page 15):
	1992
	and prior	1993	1994	1995	1996	1997	1998
Net investment - US 3D onshore and Canadian 2D and 3D (1)	$ -	$1.5	$3.6	$3.8	$12.3	$22.2	$57.2

Add:
Other seismic data net investment (principally offshore, US 2D and foreign currency changes)	124.4	-	35.3	22.2	16.4	25.4	2.5
Acquisition revenue		5.9	23.1	12.9	23.4	41.5	79.4
Total investment in seismic data library	$124.4	$7.4	$62.0	$38.9	$52.2	$89.1	$139.1

Cumulative net investment - 3D onshore and Canadian 2D and 3D (1)		$1.5	$5.1	$8.9	$21.2	$43.4	$100.7
Cumulative total investment	$124.4	$131.8	$193.8	$232.7	$284.8	$373.9	$513.0

	1999	2000	2001	2002	2003	2004	2005
Net investment - US 3D onshore and Canadian 2D and 3D (1)	$54.8	$30.9	$109.8	$25.0	$23.3	$26.5	$28.1

Add:
Other seismic data net investment (principally offshore, US 2D and foreign currency changes)	14.9	5.3	4.6	4.4	19.4	9.8	7.8
Acquisition revenue	46.6	33.5	25.8	23.5	36.2	37.2	23.8
Total investment in seismic data library	$116.3	$69.7	$140.2	$52.9	$78.8	$73.5	$59.8

Cumulative net investment - 3D onshore and Canadian 2D and 3D (1)	$155.5	$186.4	$296.2	$321.1	$344.4	$370.9	$399.0
Cumulative total investment	$629.4	$699.0	$839.2	$892.1	$971.0	$1,044.5	$1,104.2

(1) Includes net investment related to value added products.

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Cash Resales to Total Revenue (in millions) (pages19 and 20):

	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05	4Q05
Cash resales	$22.2	$18.2	$19.1	$14.9	$28.1	$24.2	$21.0	$20.3	$32.0
Other revenue components:
Acquisition revenue	11.8	19.2	6.7	5.2	6.2	12.4	3.4	3.6	4.3
Non-monetary exchanges	1.4	3.1	5.9	1.5	1.8	0.6	6.2	0.1	2.4
Revenue Deferred	(15.7)	(14.4)	(9.6)	(7.6)	(12.5)	(12.7)	(12.1)	(8.9)	(13.2)
Recognition of Revenue Previously Deferred	9.2	14.0	11.8	12.2	9.1	21.6	15.8	8.2	14.5
Solutions and other	1.3	1.2	1.3	1.1	1.2	1.1	1.6	1.2	1.3
Total revenue, as reported	$30.2	$41.3	$35.1	$27.4	$33.9	$47.3	$36.0	$24.6	$41.4

Percentage change - increase (decrease):

					4Q03 to 4Q04	1Q04 to 1Q05	2Q04 to 2Q05	3Q04 to 3Q05	4Q04 to 4Q05
Cash Resales					26%	33%	10%	36%	14%
Total revenue, as reported					12%	15%	2%	-10%	22%

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Cash Margin to Operating Income (Loss) (in millions) (pages 20 and 21):

	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05	4Q05
Cash Margin	$14.0	$10.9	$12.5	$9.0	$22.4	$17.6	$15.6	$14.5	$24.5
Add:
Acquisition revenue	11.8	19.2	6.7	5.2	6.2	12.4	3.4	3.6	4.3
Non-monetary exchanges	1.4	3.1	5.9	1.5	1.8	0.6	6.2	0.1	2.4
Revenue deferred	(15.7)	(14.4)	(9.6)	(7.6)	(12.5)	(12.7)	(12.1)	(8.9)	(13.2)
Recognition of revenue previously deferred	9.2	14.0	11.8	12.2	9.1	21.6	15.8	8.2	14.5
Less:
Depreciation & amortization	(21.1)	(24.1)	(24.3)	(90.8)	(29.0)	(33.3)	(23.7)	(19.4)	(22.0)
Impairment of seismic data library	(16.6)	-	-	-	-	-	-	-	-
Non-cash operating expenses	-	-	-	-	(0.0)	(0.4)	(0.4)	(0.7)	(3.2)

Operating income (loss), as reported	$(17.1)	$8.7	$2.9	$(70.5)	$(2.0)	$6.0	$4.9	$(2.6)	$7.4

Percentage change - increase (decrease):

					4Q03 to 4Q04	1Q04 to 1Q05	2Q04 to 2Q05	3Q04 to 3Q05	4Q04 to 4Q05
Cash margin					60%	62%	25%	62%	9%
Operating income (loss), as reported					88%	-31%	72%	96%	461%

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of EBITDA to Income (Loss) from Continuing Operations (in millions) (page 20):

	4Q04	1Q05	2Q05	3Q05	4Q05
EBITDA	$28.3	$39.1	$28.0	$18.8	$29.3
Less:
Interest expense	(6.0)	(6.0)	(6.0)	(5.6)	(5.7)
Depreciation&amortization	(29.0)	(33.3)	(23.7)	(19.4)	(22.0)
Income tax benefit (expense)	1.1	(0.0)	1.0	3.9	(0.1)
Income (loss) from continuing operations, as reported	$(5.7)	$(0.2)	$(0.7)	$(2.4)	$1.4

Reconciliation of Certain non-GAAP Measures to GAAP

Capital Expenditures Funded from Operating Cash Flow (in millions) (pages 26 and 27):

				Estimated
	2003	2004	2005	Total 2006
New Data Acquisition Additions	$ 43.6	$ 50.7	$ 33.0	$ 65.3
Cash Purchases of Seismic Data and other	3.5	1.8	10.2	6.7
Non-monetary exchanges	13.0	10.7	11.1	18.7
Other property & equipment	1.1	1.1	1.0	2.3
Total Capital Expenditures	$ 61.2	$ 64.3	$ 55.2	$ 93.0

Total Capital Expenditures	$ 61.2	$ 64.3	$ 55.2	$ 93.0
Less:
Non-monetary exchanges	(13.0)	(10.7)	(11.1)	(18.7)
Cash underwriting	(35.6)	(35.3)	(21.4)	(40.1)
Capital expenditures funded from operating cash flows	$ 12.6	$ 18.2	$ 22.8	$ 34.2

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Cash Resales to Total Revenue (in millions) (page 28)

	2001	2002	2003	2004	2005
Cash resales	$72.0	$ 66.2	$79.8	$80.4	$97.5
Other revenue components:
Acquisition revenue	25.8	23.5	36.2	37.2	23.8
Non-monetary exchanges	57.0	13.6	10.6	12.3	9.4
Revenue deferred	(89.8)	(38.4)	(51.4)	(44.2)	(46.9)
Recognition of revenue previously deferred	48.1	82.0	51.6	47.1	60.2
Solutions and other	2.1	2.8	4.7	4.8	5.2
Total revenue, as reported	$115.2	$149.8	$131.5	$137.7	$149.2

Growth - increase (decrease):

		2001 to 2002	2002 to 2003	2003 to 2004	2004 to 2005
Cash resales		-8%	21%	1%	21%
Total revenue, as reported		30%	-12%	5%	8%

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Adjusted EBITDA to Loss from Continuing Operations Before
Cumulative Effect of Change in Accounting Principle (in millions) (page 29):

	2002	2003	2004	2005
Adjusted EBITDA	$105.6	$94.9	$107.2	$118.8
Less:
Non-cash SG&A	-	-	-	(4.7)
Interest expense	(20.9)	(20.0)	(24.4)	(23.2)
Depreciation & amortization	(129.9)	(82.6)	(168.2)	(98.4)
Impairment of seismic data library	(83.0)	(30.0)	-	-
Special charges	(28.6)	2.0	-	-
Reorganization items	-	(6.0)	(12.5)	-
Loss on sale of marketable securities	(0.3)	-	-	-
Add:
Foreign currency gains	0.1	4.1	2.4	1.0
Gain on extinguishment of liabilities	-	0.7	-	-
Income tax benefit (expense)	18.3	(2.2)	3.3	4.7
Loss from continuing operations before cumulative effect of change in accounting principle	$(138.6)	$(39.1)	$(92.2)	$(1.8)

Reconciliation of Cash Operating Expenses to Total Cost of Sales and SG&A
Expenses (in millions) (page 29):

	2002	2003	2004	2005
Cash Operating Expenses	$44.2	$36.6	$30.5	$30.4
Plus: Non-cash SG&A	-	-	-	4.7
Special charges	28.6	(2.0)		-
Total Cost of Sales and SG&A expenses	$72.8	$34.6	$0.5	$34.9

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Cash Margin, Net of Interest Expense, to Operating Income (Loss) (in millions) (page 29):

		2002	2003	2004	2005
Cash Margin, net of interest expense		$ 4.0	$ 27.9	$ 30.3	$49.1
Add:
	Acquisition revenue	23.5	36.2	37.2	23.8
	Non-monetary exchanges	13.6	10.6	12.3	9.4
	Revenue deferred	(38.4)	(51.4)	(44.2)	(46.9)
	Recognition of revenue previously deferred	82.0	51.6	47.1	60.2
	Interest expense	20.9	20.0	24.4	23.2
Less:
	Depreciation & amortization	(129.9)	(82.6)	(168.2)	(98.4)
	Impairment of seismic data library	(83.0)	(30.0)	-	-
	Special charges	(28.6)	2.0	-	-
	Non-cash operating expenses	-	-	-	(4.7)

Operating income (loss)		$(135.8)	$(15.8)	$(61.0)	$15.8